Exhibit 99.1

GigCapital5, Inc. Confirms Receipt of Sponsor Funds to Extend Period of Time

to Consummate Business Combination and for Additional Working Capital

Palo Alto, CA – February 27, 2023 – GigCapital5, Inc. (“GigCapital5” or the “Company”) (NYSE: GIA.U; GIA; GIA.WS) announced that GigAcquisitions5, LLC (the “Sponsor”) has funded the trust account maintained with Continental Stock Transfer & Trust Company (the “Trust Account”) with an additional $160,000 payment. In consideration for the deposit, the Company has amended and restated the existing unsecured interest free promissory note to include the additional loan amount, so the aggregate principal amount under such promissory note together with similar deposits made on September 26, 2022, October 26, 2022, November 28, 2022, December 27, 2022, and January 25, 2023 was increased to the total of $960,000. Such principal amount will be repaid in connection with the closing of GigCapital5’s initial business combination. As a result of the deposits into the Trust Account, the period of time that GigCapital5 has to consummate a business combination has been extended by a month to March 28, 2023.

In addition, on February 27, 2023, the Company amended and restated the existing working capital promissory note issued to the Sponsor to include the additional loan amount of $350,000, so the aggregate principal amount under such working capital promissory note was increased to the total of $675,000. The promissory note is non-interest bearing and may be converted at the Sponsor’s election upon the consummation of the initial business combination into units identical to the private placement units issued in connection with the Company’s initial public offering at a price of $10.00 per unit.

About GigCapital5

GigCapital5 is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses or entities. While GigCapital5’s efforts to identify a target business may span many industries, the focus of GigCapital5’s search is for prospects within the technology, media and telecommunications, aerospace and defense, advanced medical equipment, intelligent automation and sustainable industries. GigCapital5 was sponsored by GigAcquisitions5, LLC, which was founded by GigFounders, LLC, each a member entity of GigCapital Global, and formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses.

On December 8, 2022, GigCapital5 entered into a Business Combination Agreement (the “Business Combination Agreement”) with QTI Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of GigCapital5 (“Merger Sub”), and QT Imaging, Inc., a Delaware corporation (“QT Imaging”) (the transactions contemplated by the Business Combination Agreement, the “Business Combination”). Pursuant to the terms of the Business Combination Agreement, Merger Sub will merge with and into QT Imaging (the “Merger”), with QT Imaging as the surviving company in the Merger (the “Surviving Corporation”), and after giving effect to the Merger, the Surviving Corporation will be a wholly owned subsidiary of GigCapital5, which will be renamed as QT Imaging Holdings, Inc. (“QTI Holdings”).

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of GigCapital5 and QT Imaging may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations of the management of QT Imaging with respect to the business and prospects of QT Imaging and the QTscan® and other products of QT Imaging, the benefits of the proposed Business Combination, the plans, expectations and intentions of QT Imaging and GigCapital5, the satisfaction of the closing conditions to the proposed Business Combination, the timing of the completion of the proposed Business Combination and the future performance of QT Imaging, including the anticipated impact of the proposed Business Combination on this performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of GigCapital5 and QT Imaging and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the ability of GigCapital5, QT Imaging and QTI Holdings to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future, (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed Business Combination and the Business Combination Agreement; (3) the inability to complete the proposed Business Combination, including the risk that any regulatory approvals or the SEC’s declaration of the effectiveness of the Proxy Statement are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect QTI Holdings or the expected benefits of the proposed Business Combination or due to failure to obtain approval of the stockholders of GigCapital5 and QT Imaging or other conditions to closing; (4) the amount of redemption requests made by GigCapital5’s stockholders; (5) the impact of the COVID-19 pandemic on (x) the parties’ ability to consummate the proposed Business Combination and (y) the business of QT Imaging and QTI Holdings; (6) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Business Combination; (7) the inability to obtain or maintain the listing of QTI Holdings’ common stock on the New York Stock Exchange or any other Exchange following the proposed Business Combination; (8) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (9) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of QTI Holdings to grow and manage growth profitably and retain its key employees; (10) costs related to the proposed Business Combination; (11) changes in applicable laws or regulations; (12) the demand for QT Imaging’s and QTI Holdings’ services together with the possibility that QT Imaging or QTI Holdings may be adversely affected by other economic, business, and/or competitive factors; (13) risks and uncertainties related to QT Imaging’s business, including, but not limited to, the ability of QT Imaging to increase sales of its output products in accordance with its plan; (14) risks related to the rollout of QT Imaging’s business and the timing of expected business milestones; (15) the effects of competition on QT Imaging’s business; (16) changes in domestic and foreign business, market, financial, political, and legal conditions; and (17) other risks and uncertainties included in (x) the “Risk Factors” sections of the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC by GigCapital5 and (y) other documents filed or to be filed with the SEC by GigCapital5. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. GigCapital5 and QT Imaging do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Additional Information and Where to Find It

In connection with the proposed Business Combination, on February 14, 2023, GigCapital5 filed with the SEC the Registration Statement, including a preliminary Proxy Statement to be distributed to holders of GigCapital5 Common Stock in connection with GigCapital5’s solicitation of proxies for the vote by GigCapital5’s stockholders with respect to the Business Combination and the other matters as described in the Registration Statement and a prospectus relating to the offer of the securities to be issued to the stockholders of QT Imaging in connection with the Business Combination. After the Registration Statement has been filed and declared effective, GigCapital5 will mail a definitive Proxy Statement, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the Proxy Statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about GigCapital5, QT Imaging and the proposed Business Combination. Such persons can also read GigCapital5’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K for more information on the security holdings of its officers and directors and their respective interests as security holders in the consummation of the Transactions described in this press release. The Proxy Statement and Registration Statement and GigCapital5’s other reports can be obtained, without charge, at the SEC’s web site (www.sec.gov) and on GigCapital5’s website at www.gigcapital5.com.

Participants in the Solicitation

GigCapital5, QT Imaging, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GigCapital5 stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of GigCapital5’s directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 31, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to GigCapital5’s stockholders in connection with the proposed business combination will be set forth in the Proxy Statement for the proposed Business Combination when available. Information concerning the interests of GigCapital5’s and QT Imaging’s equity holders and participants in the solicitation, which may, in some cases, be different than those of GigCapital5’s and QT Imaging’s equity holders generally, will be set forth in the Proxy Statement relating to the proposed Business Combination when it becomes available. GigCapital5 stockholders, potential investors and other interested persons should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions.

No Offer or Solicitation

This press release will not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This press release will also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

GigCapital5, Inc. Contact:

Brian Ruby, ICR, Brian.Ruby@icrinc.com